UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant _X_
Filed by a Party other than the Registrant __

Check the appropriate box:
_  Preliminary Proxy Statement
_  Confidential, for Use of the Commission Only (as permitted by
    Rule 14a- 6(e)(2))
X  Definitive Proxy Statement
_  Definitive Additional Materials
_  Soliciting Material Pursuant to Section 240.14a-12

KENTUCKY BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X  No fee required
_  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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   2)  Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4)  Proposed maximum aggregate value of transaction:

   5)  Total fee paid:

_  Fee paid previously with preliminary materials.
_ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

   2)  Form, Schedule or Registration Statement No.:

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   4)  Date Filed:


KENTUCKY BANCSHARES, INC.
339 Main Street
Paris, KY  40361
(859) 987-1795
Notice of Annual Meeting of Shareholders to be held May 13, 2009
                                                          April 10, 2009

To Our Shareholders:
The annual meeting of the shareholders of Kentucky Bancshares, Inc. will be held as follows:
Date:       Wednesday, May 13, 2009
Time:       11:00 a.m., Eastern Daylight Time
Place:      Kentucky Bank
Main Office
339 Main Street
            Paris, Kentucky

Purpose:    To elect four Class I directors,
            To vote on a new stock award plan, and
            To transact such other business as may properly come
             before the meeting or any adjournment thereof.
Record Date:  Close of business on March 20, 2009.
All Shareholders are cordially invited to attend the Annual Meeting.
Whether or not you expect to attend the Annual Meeting in person, please sign and date the enclosed Proxy and return it promptly so your shares of stock may be voted.
Thank you for your time and consideration. Please feel free to contact my office should you have any questions.
BY ORDER OF THE BOARD OF DIRECTORS

/s/Gregory J. Dawson
Gregory J. Dawson
Secretary, Kentucky Bancshares, Inc.

YOUR VOTE IS IMPORTANT
Please mark, sign, date and return the accompanying proxy immediately even if you plan to attend the Annual Meeting.


Information about Attending the Annual Meeting
If you plan to attend the meeting, please bring the following:
1.  Proper identification.
2. Acceptable Proof of Ownership if your shares are held in "street name."
Street Name means your shares are held of record by brokers, banks or other institutions.
Acceptable Proof of Ownership is (a) a letter from your broker stating that you owned Kentucky Bancshares, Inc. stock on the record date or (b) an account statement showing that you owned Kentucky Bancshares, Inc. stock on the record date.
Only shareholders of record on the record date may attend or vote at our Annual Meeting of Shareholders.


KENTUCKY BANCSHARES, INC.
339 Main Street
Paris, KY  40361
The 2008 Annual Report to Shareholders, including financial statements, is being mailed to shareholders together with these proxy materials on or about April 10, 2009.
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kentucky Bancshares, Inc. (the "Company") for use at our Annual Meeting of Shareholders to be held on May 13, 2009, and at any adjournments (the "Annual Meeting").
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 12, 2009.
This proxy statement, form of proxy and our 2008 Annual Report to Shareholders, including financial statements, are available at www.cfpproxy.com/5407.
Directions to Shareholder Meeting.
Our shareholder meeting will be held at Kentucky Bank's main office located at 339 Main Street, Paris, Kentucky. If you need directions, please contact our Secretary at Kentucky Bancshares, Inc., 339 Main Street, Paris, Kentucky 40361, Attention: Gregory J. Dawson or call our office at (859) 988-1303.
Who Can Vote; Voting Rights.
Each share of our common stock that you held on the record date entitles you to one vote on any matter, other than the election of directors that may properly come before the Annual Meeting. In the election of directors, each holder of shares of our common stock has "cumulative voting rights."
"Cumulative voting rights" means each holder is entitled to vote the number of shares of common stock he or she owns multiplied by four (the number of directors to be elected at the Annual Meeting) by casting all of his or her votes for one candidate or by distributing such votes among two or more candidates.
On the record date, there were 2,749,443 shares of our common stock issued and outstanding.
Votes Required and Quorum.
Votes Required. Our corporate secretary will count votes cast at the Annual Meeting. Our directors are elected by cumulative voting of the votes cast at the Annual Meeting. The four director nominees receiving the most votes for director positions expiring in 2012 will be elected directors. All other matters, including the proposal to approve the stock award plan, will be approved if the votes cast for the proposal exceed the votes cast against the proposal at the Annual Meeting, except as otherwise provided by statute, our articles of incorporation or our bylaws. Abstentions as to all such matters to come before the Annual Meeting will not be counted as votes for or against and will not be included in calculating the number of votes necessary for approval of those matters.
Brokers, banks and other institutions holding shares of record for customers generally are not permitted to vote on certain matters unless they receive voting instructions from their customers. When brokers, banks and other institutions do not receive voting instructions from their customers, they notify the Company on the proxy form that they lack voting authority. The votes that could have been cast on the matter in question by brokers, banks and other institutions who did not receive voting instructions are called "broker non-votes." Broker non-votes will not be counted as votes for or against a matter and will not be included in calculating the number of votes necessary for approval on those matters.
Quorum. A quorum at the Annual Meeting is at least a majority of the outstanding shares of our common stock entitled to vote present in person or represented by proxy. Shares of our common stock represented by properly executed and returned proxies will be treated as present at the Annual Meeting. Shares of our common stock present at the Annual Meeting that abstain from voting or that are the subject of broker non-votes will be counted as present for purposes of determining a quorum.
How Your Proxy Will Be Voted.
The Board of Directors is soliciting a proxy in the enclosed form to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend in person.
How To Vote. Shareholders may vote at the Annual Meeting in person or by proxy. If your shares of common stock are registered in your name, then you can vote your shares by proxy by signing, dating and mailing the enclosed proxy card.
If your shares are held in "street name" (through a broker, bank or other institution), you may receive a separate voting instruction form, or you may need to contact your broker, bank or other institution to determine whether you will be able to vote electronically using the internet or the telephone.
You may also attend the Annual Meeting in person and vote by ballot, which would cancel any proxy that you previously submitted. If you wish to vote in person at the Annual Meeting but hold your stock in "street name," then you must have a proxy from the broker, bank or institution in order to vote at the meeting.


How Proxies Will Be Voted. If you properly return a proxy as specified above, your shares will be voted in accordance with the instructions you provide. If you vote without providing contrary instructions, your proxy will be voted in the following manner:
FOR the proposed director nominees (or, if deemed appropriate by the individuals appointed in the proxies, cumulatively voted for less than all of the Board's nominees);
FOR the proposed stock award plan; and
FOR the transaction of such other business as may properly come before the Annual Meeting.
We expect no matters to be presented for action at the Annual Meeting other than the items described in this proxy statement. By signing and returning the enclosed proxy, however, you will give to the persons named as proxies therein discretionary voting authority with respect to any other matter that may properly come before the Annual Meeting, and they intend to vote on any such other matter in accordance with their best judgment. Revoking a Proxy. You may revoke or change your proxy at any time before it is exercised by (i) filing with the Secretary of the Company written notice of revocation bearing a later date than the proxy (Gregory J. Dawson, Secretary, Kentucky Bancshares, Inc., 339 Main Street, Paris, Kentucky 40361); (ii) submitting to the Secretary a duly-executed proxy bearing a later date relating to the same shares of our common stock; or
(iii) appearing at the Annual Meeting and (after having given the Secretary notice of your intention to vote in person) voting your shares of our common stock in person. If your shares are held in "street name" (through a broker, bank or other institution) please contact your broker, bank or other institution to revoke or change your proxy.
Proxy Solicitations.
We will pay all of the expenses of this solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers, and employees may solicit proxies personally or by telephone without additional compensation.
Multiple Shareholders Sharing the Same Address.
One copy of our Annual Report to Shareholders, including financial statements, and one proxy statement is being delivered to multiple shareholders sharing an address unless we have received contrary instructions from the affected shareholders. If at any time, you would prefer to receive a separate proxy statement as well as a separate copy of our Annual Report to Shareholders, including financial statements, then please notify your broker or other institution or direct your written request to Kentucky Bancshares, Inc., 339 Main Street, Paris, Kentucky 40361, Attn: Gregory J. Dawson, Secretary.
Shareholders' Proposals for 2010 Annual Meeting.
We presently contemplate that the 2010 Annual Meeting of Shareholders will be held on or about May 12, 2010. If you want us to consider including a proposal in next year's proxy statement, you must deliver it in writing by no later than December 11, 2009 (the date 120 days prior to the first anniversary of the date of the 2009 annual meeting proxy statement) to:
Kentucky Bancshares, Inc., 339 Main Street, Paris, Kentucky 40361, Attention:
Gregory J. Dawson, Secretary. We recommend that you send any proposals by certified mail, return receipt requested.
If you want to present a proposal at next year's annual meeting but do not wish to have it included in our proxy statement, you do not need to contact us in advance. Our bylaws do not contain any requirement for shareholders to provide advance notice of proposals or nominations they intend to present at the Meeting. However, if you do not notify us on or before February 23, 2010 of any matter that you wish to present at next year's annual meeting, then the shareholders' proxies that we solicit in connection with our 2010 Annual Meeting of Shareholders will confer on the proxy holders discretionary authority to vote on the matter that you present at our 2010 Annual Meeting.
Corporate Governance.
Code of Ethics. Ethical business conduct is a shared value of our Board of Directors, management and employees. Our Code of Ethics applies to our employees and officers, including the principal executive officer and principal financial officer.
Our Code of Ethics covers all areas of professional conduct, including, but not limited to, conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to our business. We encourage all employees, officers and directors to promptly report any violations of the Code of Ethics to the appropriate persons identified in the Code. You may obtain a copy of our Code of Ethics, free of charge, by sending a written request to Kentucky Bancshares, Inc., 339 Main Street, Paris, Kentucky 40361,
Attention: Gregory J. Dawson, Secretary.
Board Structure and Committees. As of the date of this proxy statement, our Board of Directors consists of eleven (11) members. Our Board of Directors held four meetings during 2008, consisting of four regularly scheduled meetings. All directors, except Mr. Hinkle and Mr. Van Meter, attended at least 75% of the total number of board meetings and the meetings of the committees to which they belonged. Our Board of Directors does not have a specific policy for director attendance at our annual meeting of shareholders. Four of our directors attended our 2008 annual meeting.


Our Board of Directors has a standing Audit Committee and Compensation Committee but does not have a standing nominating committee.
     Audit                                                          Meetings
Committee Members       Functions of the Committee                  in 2008

Robert G. Thompson      Monitors the integrity of our financial
  (Chairman)            reporting processing and systems of            17
                        internal controls regarding finance,
Theodore Kuster         accounting, and legal compliance

Betty J. Long           Selects our independent auditor and
                        determines such auditor's compensation
Edwin S. Saunier
                        Monitors the independence and performance of the independent auditor, management and the internal audit department

                        Provides an avenue of communication among the independent auditors, management, the internal audit department and the Board of Directors


Compensation                                                        Meetings
Committee Members       Functions of the Committee                  in 2008

William Arvin           Please refer to the sections in this
 (Chairman)             proxy statement entitled "Compensation         4
Henry Hinkle            Discussion and Analysis" and the "Report
Ted McClain             of the Compensation Committee"
Edwin S. Saunier

Committee Charters.  Only our Audit Committee has a charter.  We attached a copy of the Audit Committee's charter to our proxy statement that we sent to our shareholders last year for our 2008 Annual Meeting of Shareholders. The Board of Directors does not limit the number of audit committees for other corporations on which its audit committee members may serve. None of the committee members currently serves on another audit committee for a publicly-held entity.
Board and Committee Independence.  The Board has determined that each of its members is independent as defined by the rules of NASDAQ except for its employee directors: Mr. Caudill, Mr. Prichard and Mr. Woodford. While our Board determined that Mr. Arvin, Mr. McClain and Mr. Van Meter are each independent under the rules of NASDAQ, it did have to consider the Company's payments to their companies. Mr. Arvin is the sole owner of his law firm. The aggregate amount the Company paid to Mr. Arvin's company was below the $120,000 threshold set by NASDAQ. Mr. McClain owns 40% of The Hopewell Company, Inc., which is a family business. The aggregate amount the Company paid to The Hopewell Company, Inc. for property or services during each of 2008, 2007 and 2006 did not exceed 5% of Hopewell Insurance Company's consolidated gross revenues for the applicable last completed fiscal year. Mr. Van Meter is the sole owner of a company that rents parking space to us. The aggregate amount the Company paid to Mr. Van Meter's company was below the $120,000 threshold set by NASDAQ.
Audit Committee Financial Expert.  Our Board of Directors has
determined (in accordance with Securities and Exchange Commission Regulation S-K 407(d)) that Mrs. Betty J. Long satisfies the qualifications of financial expert and Mrs. Betty J. Long accordingly has been designated as the Audit Committee financial expert.
Consideration of Director Nominees.  We do not have a standing nominating committee. The members of our Board who are independent directors under NASDAQ rules determine the nominees for director to be presented for election based upon their review of all proposed nominees for the Board, including those proposed by shareholders. The independent members of the Board of Directors select qualified candidates based upon the criteria set forth below and review their recommendations with the Board, which decides whether to invite the candidate to be a nominee for election to the Board. Board members must possess the acumen, education and experience to make a significant contribution to the Board and bring a diverse range of skills and perspectives to satisfy the perceived needs of the Board at a particular time. Board members must have the highest ethical standards, a strong sense of professionalism, independence and an understanding of our business. Additionally, Board members must have the aptitude and experience to fully appreciate the legal responsibilities of a director and the governance processes of a public company, a willingness to commit, as well as have, sufficient time to discharge their duties to the Board and such other factors as the independent members of the Board of Directors determine are relevant in light of the needs of the Board and the Corporation.
For a shareholder to submit a candidate for consideration as a director, a shareholder must notify our secretary. To be considered for nomination and inclusion in our proxy statement at the 2010 Annual Meeting, a shareholder must notify our secretary no later than December 11, 2009 (the date 120 days prior to the first anniversary of the date of the 2009 annual meeting proxy statement). Notices should be sent to: Kentucky Bancshares, Inc., 339 Main Street, Paris, Kentucky 40361, Attention: Gregory J. Dawson, Secretary.
Communications with the Board.  Our Board of Directors has established a process for shareholders to communicate with the Board or an individual director. Shareholders may contact the Board or an individual director by writing to the attention of one or more directors at our principal executive offices at Kentucky Bancshares, Inc., 339 Main Street, Paris, Kentucky 40361,
Attention: Gregory J. Dawson, Secretary. Each communication intended for the Board of Directors or an individual director will be forwarded to the specified party.
Director Compensation.
We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. Additionally, each director of the Company is also a director of Kentucky Bank, our operating subsidiary. In setting director compensation, we consider the significant amount of time directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company to be an effective member of the Board.
The form and amount of director compensation is reviewed by the
Compensation Committee, which makes recommendations to the full Board.
 Cash Compensation.  Each Director receives an annual fee of $1,500.
The Audit Committee Chairman receives an additional annual fee of $2,000. Each Director receives a fee of $400 for attending each Company board meeting and each Kentucky Bank board meeting, including $400 for one paid absence per year. Non-employee Directors are paid $100 for each committee meeting of the Company and of Kentucky Bank that he or she attends (for which he or she is a member).
Equity-Based Compensation.  Non-employee Directors have received equity-based compensation under our 1993 Non-Employee Directors Stock Ownership Incentive Plan. Pursuant to this plan, non-employee directors have been granted options to purchase shares of our common stock following each year in which Kentucky Bank has a return on assets of one percent (1%) or greater. If options were granted, then the options were typically awarded on the first business day in March following the year the performance goals were met, have terms of ten years, vest immediately and are exercisable at a strike price equal to 100% of the closing market price of a share of our common stock on the grant date. Exercise rights expire 90 days after resignation or retirement (before age 72) from the Board and one (1) year after death, disability or mandatory retirement from the Board (age 72).
This plan has expired.
2008 Director Summary Compensation Table
The table below summarizes the total compensation paid to or earned by our non-employee Directors during 2008. The compensation of Messrs. Caudill, Prichard and Woodford is reflected in the Summary Compensation Table under Executive Compensation.
                     Fees Earned
                       or Paid     Option      All Other
Name of Director       in Cash     Awards(1)  Compensation(2)   Total
William Arvin           $11,200     $ 238       $17,209       $28,647
Henry Hinkle             7,850       238          -            8,088
Theodore Kuster         10,350       238          -           10,588
Betty J. Long           12,900       238          -           13,138
Ted McClain              10,600       238          -           10,838
Edward Saunier          13,400       238          -           13,638
Robert G. Thompson      12,900       238          -           13,138
Woodford Van Meter      10,300       238         6,000        16,538
____________

 (1) Amounts reflect the compensation cost recognized in 2008 for stock options in accordance with FAS 123(R), which reflects the fair value of all stock-based compensation in earnings based on immediate vesting. For additional information relating to the assumptions made by us in valuing these awards for 2008, refer to Note 14 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008. These amounts do not necessarily equate to the income that will ultimately be realized by the Directors for these awards. The grant date fair value of each stock option granted in 2008 was $2.38. The aggregate number of stock options held by our directors as of December 31, 2008 was 4,900.
(2) The amount for Mr. Arvin reflects the amount we paid his legal firm, of which he is the sole owner, for legal services he provided to the Company during 2008. As described in "Transactions with Related Persons," Mr. McClain is a partial owner of The Hopewell Company, Inc., which received $392,324 from the Company for the provision of insurance services. Because these fees are not paid directly to Mr. McClain, we have not included them in the table. The amount paid to Mr. Van Meter reflects the amount we paid him for parking lot rent.
Election of Directors.
Classified Board.  Under our Amended and Restated Articles of
Incorporation, our Board of Directors consists of three different classes (Class I, Class II and Class III) as nearly equal in number as the then total number of directors constituting the Board permits. The directors in each class serve for a term of three years, and one class is elected annually.
At the Annual Meeting, you will be asked to elect four directors for a term to expire at the Annual Meeting of Shareholders to be held in 2012. Any vacancies that occur after the directors are elected may be filled by the Board of Directors in accordance with law for the remainder of the full term of the vacant directorship.
Mrs. Betty J. Long, Mr. Ted McClain, Mr. Edwin S. Saunier and Mr.
Buckner Woodford are currently serving as directors in the class of directors whose terms expire at the Annual Meeting. Our Board has nominated each of Mrs. Long and Messrs. McClain, Saunier and Woodford to serve a 3-year term, until our 2012 annual shareholders' meeting (or until their successors have been elected and qualified).
Each of the nominees has agreed to serve as a director if elected.
Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of these nominees. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election.
If any of the director nominees should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies may vote for a replacement nominee recommended by the Board of Directors, or the Board of Directors may reduce the number of directors to be elected at the Annual Meeting. At this time, the Board of Directors knows of no reason why any of the nominees listed above may not be able to serve as a director if elected. In accordance with rules of NASDAQ, all of the nominees for director, and all continuing directors listed below, meet the NASDAQ definition of "independent" except for Messrs. Caudill, Prichard and Woodford.


Information about Director Nominees and Continuing Directors. The following tables set forth information with respect to each nominee for director, and with respect to continuing directors who (by virtue of the classes in which they serve) are not nominees for re-election at the Annual Meeting.

                                                                                       Year
                       Principal Occupations, Other Public Directorships     First Elected
Name of Director        Age  _     and Positions with the Company(1)_________     __a Director__

                                         Class I
                      Directors Nominated for a 3-Year Term to Expire in 2012
Betty J. Long           61   Retired President and CEO of First Federal                2003
                             Cynthiana.  Director of Kentucky Bank since
                             2006.

Ted McClain             57   Insurance agent and partial owner of The                  2003
                             Hopewell Company, Inc.  Director of Kentucky Bank
                             since 2002.

Edwin S. Saunier        51   President of Saunier North American, Inc., a              2007
                             Moving and storage company.  Director of Kentucky
                             Bank since 2007.

Buckner Woodford        64  Chairman of the Board of the Company and                   1981
                            Kentucky Bank.  President and CEO of the
                            Company from 1991-2004.  Director of Kentucky
                            Bank since 1971.

                                        Class II
                       Continuing Directors Whose Terms Expire in 2010

William Arvin           69   Attorney, Law Office of William Arvin.                    1995
                             Director of Kentucky Bank since 1995.

B. Proctor Caudill      59   Special Projects Manager of the Company since             2006
                             2006.  President and CEO of Peoples Bancorp of
                             Sandy Hook, Inc. from 1981 to 2006 and President
                             from 1999 to 2006. CEO of Peoples Bank, (Sandy
                             Hook, Kentucky) from 1981 to 2006.

Louis Prichard          55   President and CEO of the Company and Kentucky             2003
                             Bank since 2004.  President and Chief
                             Operating Officer of the Company and Kentucky
                             Bank from 2003 to 2004. Director of Kentucky
                             Bank since 2003.

Woodford Van Meter      55   Ophthalmologist.  Director of Kentucky Bank               2004
                             since 2004.
                                    Class III
                      Continuing Directors Whose Terms Expire in 2011

Henry Hinkle            57   President of Hinkle Contracting Company.                  1989
                             Director of Kentucky Bank since 1989.

Theodore Kuster         65   Farmer and thoroughbred horse breeder.                    1985
                             Director of Kentucky Bank since 1979.

Robert G. Thompson      59   Farmer and thoroughbred horse breeder.                    1991
                             Director of Kentucky Bank since 1991.

____________

(1)  Kentucky Bank is our operating subsidiary.  We acquired Peoples
Bancorp of Sandy Hook Inc. and Peoples Bank, (Sandy Hook, Kentucky) in 2006. None of the nominees or continuing directors is a director of any company with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act, or any company registered as an investment company under the Investment Company Act of 1940.
The Corporation Board of Directors recommends voting FOR the election of each of the Nominees for Director.
Stock Ownership of Directors and Executive Officers.
We believe it is important for our Directors and executive officers to align their interests with the long-term interests of our shareholders. Although we have encouraged stock accumulation through the grant of equity incentives to our directors and executive officers, we do not require our directors and executive officers to own shares of our common stock.
Except as otherwise indicated below, the table below shows the amount of our common stock each of our Directors and Named Executive Officers (as defined in the Executive Compensation section below) owned on March 5, 2009. Unless otherwise indicated, all shares shown are held with sole voting and investment power.

                                           Number of
                             Number of      Shares      Total Number
                             Shares Not   Subject to     of Shares
                             Subject to   Exercisable   Beneficially     Percent of
Name of Beneficial Owner      Options      Options(1)     Owned(2)        Class(3)
William Arvin(4)               20,064         850          20,914             *
B. Proctor Caudill, Jr.(5)    129,511           0         129,511           4.7%
Gregory J. Dawson               6,138       1,650           7,788             *
Norman J. Fryman                  170       2,300           2,470             *
Henry Hinkle(6)                35,165         850          36,015           1.3%
Theodore Kuster(7)             12,345         750          13,095             *
Betty J. Long(8)                1,800         300           2,100             *
Ted McClain(9)                  2,400         600           3,000             *
Louis Prichard(10)              2,530       7,200           9,730             *
Edward S. Saunier                 500         400             900             *
Robert G. Thompson(11)          5,700         750           6,450             *
Woodford Van Meter(12)         32,679         400          33,079           1.2%
Buckner Woodford IV(13)       207,033       2,000         209,033           7.6%

Directors and Executive
Officers as a group           503,939      21,960         525,899          19.1%
_________

* Ownership is less than 1.0%
(1) Shares of common stock attributed to a named person by virtue of options exercisable currently or within sixty days of March 5, 2009.


(2) Total number of shares beneficially owned does not include the following nonvested shares of restricted stock:
                                               Number of Shares of
       Name of Beneficial Owner                     Restricted Common Stock

      B. Proctor Caudill, Jr.                           99
      Gregory J. Dawson                                462
      Norman J. Fryman                                 462
      Louis Prichard                                   980

      Executive Officers as a group                  2,003

(3) Based on 2,749,879 shares of our common stock outstanding as of March 5, 2009.
(4) Includes 7,644 shares held in a retirement account and 11,968 shares held of record by Mr. Arvin's wife, as to which Mr. Arvin disclaims beneficial ownership.
(5) Includes 19,725 shares held of record by Mr. Caudill's wife, as to which Mr. Caudill's disclaims beneficial ownership.
(6) Includes 150 shares held by his wife and 675 shares held by relatives, as to which Mr. Hinkle disclaims beneficial ownership. Includes 31,875 shares held of record by Hinkle Contracting Company, as to which Mr. Hinkle, as president, has shared voting power.
(7) Includes 6,250 shares held of record by Mr. Kuster's wife of which Mr. Kuster disclaims beneficial ownership and 350 shares held by a company solely owned by Mr. Kuster's wife and of which Mr. Kuster disclaims beneficial ownership.
(8) Includes 1,800 shares held in a retirement account.
(9) Includes 1,000 shares held of record by The Hopewell Company, Inc.
as to which Mr. McClain, as a 40% owner and officer, has voting power.
(10) Includes 2,110 shares held jointly with his wife.
(11) Includes 200 shares held of record by Mr. Thompson's wife, as to which Mr. Thompson disclaims beneficial ownership.
(12) Includes 2,200 shares held of record by Mr. Van Meter's wife, as to which Mr. Van Meter disclaims beneficial ownership.
(13) Includes 8,000 shares held by his wife, as to which Mr. Woodford disclaims beneficial ownership.


Executive Compensation.
Compensation Discussion and Analysis.
Overview of Compensation Program. The Compensation Committee
("Committee") of the Board has responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy. The Committee ensures that the total compensation paid is fair, reasonable and competitive. The individuals who served as the Company's Chief Executive Officer and Chief Financial Officer during fiscal 2008, as well as the other individuals included in the Summary Compensation Table, are referred to as the "Named Executive Officers."
Compensation Philosophy and Objectives. The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives' interests with those of the shareholders by rewarding performance above established corporate and individual goals, with the ultimate objective of improving shareholder value. The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Committee believes that the executive compensation packages we provide to our executives, including the Named Executive Officers, should include both cash and stock-based compensation that reward performance as measured against established goals. The Committee, and the President and Chief Executive Officer ("CEO"), evaluate the information in the annual Kentucky Bankers Association Financial Institution Compensation Survey ("KBA Survey"), particularly the percentage increase in compensation, and then use their subjective judgment to determine a percentage increase in total base pay. Each manager, based on this aggregate percentage increase, is allocated a pool of funds to allocate increases among the employees the manager supervises. For 2009, no increases were granted to the Named Executive Officers. The Committee chose the following banks from the KBA Survey to review because they were deemed to be peers of the Company based on their lines of business, asset size and location:
 American Founders Bank, Inc.                 The Bank of Kentucky, Inc.
 Citizens National Bank of Paintsville        Community Trust Bank, Inc.
 First Federal Savings Bank of Elizabethtown  Heritage Bank
 Independence Bank of Kentucky                Republic Bank and Trust Company
 Stock Yards Bank and Trust Company           Traditional Bank, Inc.

      Role of Executive Officers in Compensation Decisions. The Committee makes all compensation decisions for the CEO and approves recommendations regarding equity awards to all officers of the Company. Decisions regarding the non-equity compensation of other executive officers are made by the CEO, in his discretion using the pool of funds allocated to the other executive officers based on the overall corporate percentage increase.
Setting Executive Compensation. Based on the foregoing objectives, the Committee has structured the Company's annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. A significant percentage of total compensation is allocated to incentives.
The Committee reviews relevant market data and alternatives when making compensation decisions for the CEO. Up to 50% of base compensation may be earned in performance-based incentive compensation as a result of the performance of the Company, compared to established goals.
2008 Executive Compensation Components.  For the fiscal year ended
December 31, 2008, the principal components of compensation for Named Executive Officers were base salary, performance-based incentive compensation, long-term equity incentive compensation, and retirement and other benefits.
Currently Paid Compensation Components:
Base Salary.  We provide our Named Executive Officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for Named Executive Officers are determined for each executive based on his or her position and responsibility. Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. The Committee and the CEO primarily use the annual KBA Survey in setting salary ranges on an annual basis. Every five years, the Committee recalibrates salary ranges based on the overall value of each job by comparing current market rates of benchmark jobs and assigning all jobs to salary grades, after considering their market value and internal value. During his review of base salaries for other executives, the CEO primarily focuses on the individual's performance.
Performance-Based Incentive Compensation.  The Management Incentive
Plan ("MIP") was created to promote high performance by officers of the Company through achievement of corporate goals and encouragement of growth of shareholder value. We currently have approximately 62 officers (including the Named Executive Officers) who are eligible to receive cash awards under MIP. The MIP provides guidelines for the calculation of annual non-equity incentive based compensation, subject to Committee oversight and modification. Annually, the Committee considers whether any changes should be made with the MIP. The MIP includes various incentive levels based on the participant's accountability and impact on our operations, with target award opportunities that are established as a percentage of base salary. These maximum targets range from 0% of base salary to 50% of base salary for the Named Executive Officers.
For fiscal 2008, a Named Executive Officer's MIP award was based upon achievement of corporate financial objectives relating to Company earnings on a quarterly basis, with goals set for threshold, target and maximum levels. Payments of awards under the MIP are based upon the achievement of such objectives for the current year. Named Executive Officers participating in the MIP receive: 50% of the maximum award if threshold levels are met, 75% of the maximum award if target levels are met and 100% of the maximum award if maximum levels are met.
Generally, the Committee sets the target level for earnings at the
Company's earnings objective for the current year. Threshold and maximum levels are set below and above the target level (generally five to seven percentage points, as applicable). In making the annual determination of the threshold, target and maximum levels, the Committee may consider the specific circumstances facing the Company during the coming year. In 2008, the established targets and actual results for each quarter were:
                Threshold        Target        Maximum         Actual
1st quarter    $ 1,627,000    $ 1,714,000    $ 1,799,000    $ 1,321,000
2nd quarter      1,648,000      1,734,000      1,821,000      1,616,000
3rd quarter      1,692,000      1,781,000      1,870,000      1,489,000
4th quarter      1,683,000      1,771,000      1,860,000       (224,000)
In 2008 and 2007, this plan was based solely on our earnings. The payout percentages for the Named Executive Officers of our earnings for 2008 were 0% and for 2007 was 50% of the participant's maximum. Generally, the Committee sets the threshold, target and maximum levels such that the relative difficulty of achieving the target level is consistent from year to year. Awards made to Named Executive Officers under the MIP for performance in 2008 are reflected in column (g) of the Summary Compensation Table. Long-Term Incentive Compensation:
2005 Restricted Stock Grant Plan. The 2005 Restricted Stock Grant Plan encourages participants to focus on long-term Company performance and provides an opportunity for executives and other officers to increase their stake in the Company through restricted grants of our common stock. Starting in 2006, the Committee utilized the 2005 Restricted Stock Grant Plan to compensate executives and other officers for sustained increases in our stock performance. Twenty percent of each grant vests annually on anniversary date of the grant (assuming the recipient is still in our employ). Vesting expires 90 days after termination of employment and one (1) year after death, disability or retirement. Upon a change of control, any restriction period will expire immediately and the employee will hold the restricted stock free of any restrictions.
Based on its subjective judgment, the Committee annually establishes the awards to the executive officers under the 2005 Restricted Stock Grant Plan based on the salary level of each employee. The Committee, in its discretion, may also award stock grants to newly hired employees and to employees who are promoted. These awards are reflected in the Summary Compensation Table and the Grants of Plan Based Awards Table for our Named Executive Officers.
1999 Employee Stock Option Plan. This plan expires in May of this year. The 1999 Employee Stock Option Plan has helped us to enhance the link between the creation of shareholder value and long-term executive incentive compensation, to provide an opportunity for increased equity ownership by executives and to maintain competitive levels of total compensation. Since the establishment of the 2005 Restricted Stock Grant Plan, the Committee has not awarded any stock options. Currently, the Committee anticipates that stock option awards for officers will be used, if at all, for newly hired or promoted executives. Options are awarded at the current closing price of our common stock on the date of the grant. The options granted vest at a rate of 20% per year over the first five years of the ten-year option term. Prior to the exercise of an option, the holder has no rights as a shareholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents. Vesting and exercise rights expire 90 days after termination of employment and one (1) year after death, disability or retirement. In the event of a change of control of the Company, each outstanding option will become fully vested and immediately exercisable.
Retirement and Other Benefits. All of our employees are eligible to participate in our Retirement Plan & Trust and the Profit Sharing (401k) Plan.
Retirement Plan & Trust. The Retirement Plan & Trust was terminated at December 31, 2008. Under the Retirement Plan & Trust, all full or part-time employees who had completed five continuous years of employment with us, including the Named Executive Officers, earned the right to receive certain benefits upon retirement at the normal retirement age of 65 or upon early retirement on or after age 55. Retirement benefits were calculated as the product of 1% times the years of service multiplied by the final average eligible pay for the five highest consecutive years. If the employee retired between the ages of 55 and 64, the amount of benefits was reduced such that if the associate retired at age 55, he or she would be entitled to 50% of the accrued benefits. The benefits were not subject to a deduction for Social Security or other offset amounts. Of the Named Executive Officers, Mr. Woodford and Mr. Fryman were eligible for early retirement benefits under the Retirement Plan. Transition credits will be earned by employees who have more than 50 years of combined age plus years of service as of December 31, 2008 and this will be paid through the 401k Plan.
Profit Sharing (401k) Plan. Our Profit Sharing (401k) Plan is available to all employees, including the Named Executive Officers. We match 100% of the first 6% of pay that is contributed by an employee to the plan. All employee contributions to the plan are fully-vested upon contribution, and matching contributions are vested after 3 years of service. We may, at our discretion, make a profit sharing contribution to the plan. We have not made a profit sharing contribution since we added the 401(k) feature to the plan. Due to the termination of the Retirement Plan mentioned above, transition credits will be earned by employees who have more than 50 years of combined age plus years of service as of December 31, 2008 and this will be paid through the 401k Plan.
Employee Stock Gift Program. We provide gifts of shares of our common stock to our full time employees, including the Named Executive Officers, who have completed at least 15 years of service. Under the Employee Stock Gift Program, participants may be awarded an increasing number of shares of common stock for each five-year anniversary starting with 15 years for their continued dedicated service to the Company.
Report of the Compensation Committee
The Compensation Committee of our Board of Directors is composed of four members who are independent, outside directors as defined under NASDAQ rules. The Compensation Committee has furnished the following report:
We determine the total compensation of the Company's CEO. With input from the CEO, we also determine the total long-term compensation of the other executive officers and the total short-term and long-term compensation of the directors. We do not have power to delegate our authority. We do not have a charter.
Please refer to "Compensation Discussion and Analysis" above for a more thorough discussion of the Company's philosophy and procedures. We have reviewed and discussed the Compensation Discussion and Analysis with management. Based on our review of the Compensation Discussion and Analysis and discussions with management, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement for its 2009 Annual Meeting of Shareholders.
Dated: March 27, 2009
William Arvin, Chairman
Henry Hinkle
Ted McClain
Edwin S. Saunier


Summary Compensation Table
The table below summarizes the total compensation paid to or earned by our CEO, our chief financial officer, and each of our three most highly compensated executive officers other than the CEO and chief financial officer.

Summary Compensation Table
                                                                          Change in
                                                                           Pension
                                                                          Value and
                                                            Non-Equity   Nonqualified
                                                             Incentive     Deferred
                                            Stock   Option     Plan      Compensation  All Other
Name & Position     Year   Salary   Bonus   Awards  Awards  Compensation   Earnings   Compensation   Total
                                     (1)     (2)     (3)        (4)          (5)           (6)
Louis Prichard      2008  $206,731  $  -    $6,440  $5,000    $     -      $26,188     $22,848     $267,207
 President, CEO     2007   200,000     -     4,729   7,920     40,000       12,189      24,958      289,796
                    2006   185,000     -     1,537   7,410     46,250       12,751      21,361      274,309

Gregory J. Dawson   2008    96,218           3,036     940          -       21,803       7,571      129,568
  CFO               2007    93,085           2,229   1,326     16,755       10,077       7,715      131,187
                    2006    90,155   2,700     724   1,449     22,719       11,190       6,369      135,306

Norman J. Fryman    2008   126,295     -     3,036   1,054          -       54,659       9,668      194,712
  VP, Sales &       2007   122,183     -     2,229   1,530     18,327       28,776       9,632      182,677
  Service           2006   118,051     -       724   1,833     22,303       25,249       7,886      176,046

B. Proctor Caudill, 2008   102,500     -     1,023     -            -        4,431      15,891      123,845
  Jr., Special      2007   102,500     -     1,023     -       15,375        7,429      15,912      142,239
  Project Manager

Buckner Woodford IV 2008    84,870       -    1,989   2,108         -      119,044      14,972      222,983
  Chairman          2007    84,870       -    2,229   3,060    12,731       37,470      15,566      155,926
                    2006    82,800       -      724   3,540    15,566       48,273      13,603      164,506


(1)  Represents compensation for work done on special project.
(2) The amounts under this column represent the FAS 123(R) expense relating to each Named Executive Officer's previously issued restricted stock awards, which we recognized during 2008 and 2007. The restricted stock will vest ratably over a five-year period. Please refer to Note 14 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008 for an explanation of the assumptions we made to determine the expense to us for 2006 awards. The grant date fair value of each restricted stock awarded in 2006 was $29.25, in 2007 was $31.00 and in 2008 was $31.00.
(3) The amounts under this column represent the FAS 123(R) expense related to each Named executive Officer's previously granted stock options, which we recognized during 2008 and 2007. The stock options will vest ratably over a five-year period. Please refer to Note 14 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008 for an explanation of the assumptions we made to determine the expense to us for 2006 awards. These amounts do not necessarily equate to the income that will ultimately be realized by the Named Executive Officers for these awards. The grant date fair value of each stock option granted in 2002 was $26.00, in 2003 was $25.50, in 2004 was $33.90 and in 2005 was $30.50.
(4) Represents cash payments from satisfaction of the performance goals under the MIP plan.
(5) Represents change in value of pension benefits.
(6) The amounts reflected in this column for the Named Executive
Officers include premiums paid for life insurance, a car allowance for Mr. Prichard, the Company's matching contributions to each Named Executive Officer's of the first 6% of voluntarily deferred salary contribution into his 401(k) plan (which was $13,800 for Mr. Prichard) and the following director fees:
     Benefit        Mr. Prichard     Mr. Caudill     Mr. Woodford

     Director Fees      7,900            7,500           7,900

Grants of Plan Based Awards Table
The following table contains information regarding incentive compensation under the Company's MIP plan and the grant of restricted stock under the 2005 Restricted Stock Grant Plan to the Named Executive Officers eligible for incentive plan awards during the year ended December 31, 2008.

   Grants of Plan Based Awards

                                                                  All Other
                              Estimated Future Payments Under   Stock Awards:   Grant Date
                             Non-Equity Incentive Plan Awards    Number of     Fair Value
                     Grant                  (1)                   Shares of      of Stock
Name                 Date     Threshold   Target     Maximum   Restricted Stock   Awards
                                                                    (2)
Louis Prichard
 Restricted Stock   1/2/2008                                         350         $10,850
 MIP                1/1/2008  $41,346    $62,019     $82,692

Gregory J. Dawson
 Restricted Stock   1/2/2008                                         165           5,115
 MIP                1/1/2008   17,319     25,979      34,638

Norman J. Fryman
 Restricted Stock   1/2/2008                                         165           5,115
 MIP                1/1/2008   18,944     28,416      37,888

_____________

 (1) Represents the three potential management incentive plan compensation amounts that could be paid to the individual Named Executive Office depending upon the Company's 2008 earnings. The Company did not meet the threshold level, so each Named Executive Officer did not receive any payment with respect to the 2008 MIP awards.
 (2) Awards of restricted shares of our common stock in 2008 under our 2005 Restricted Stock Grant Plan. The shares of restricted stock vest ratably over 5-years.


Outstanding Equity Awards Table

                    Outstanding Equity Awards at December 31, 2008

                          ___________________Option Awards(1)__       ________     ____Stock Awards(2)____
                                                                                                  Market
                                  Number of    Number of                           Number of     Value of
                                  Securities   Securities                          Shares or     Shares or
                                  Underlying   Underlying                           Units of     Units of
                                 Unexercised  Unexercised     Option     Option    Stock that   Stock that
                         Grant     Options      Options      Exercise  Expiration   Have not     Have not
      Name                Date   Exercisable  Unexercisable   Price       Date       Vested       Vested
Louis Prichard           1/2/08         -            -             -           -       350         6,003
                         1/2/07         -            -             -           -       280         4,802
                         1/3/06         -            -             -           -       210         3,602
                         1/3/05     2,400        1,600         30.50      1/3/15
                         1/2/04       800          200         33.90      1/2/14
                         1/2/03     3,000            -         25.50      1/2/13

Gregory J. Dawson        1/2/08         -            -             -           -       165         2,830
                         1/2/07         -            -             -           -       132         2,264
                         1/3/06         -            -             -           -        99         1,698
                         1/3/05       300          200         30.50      1/3/15
                         1/2/04       320           80         33.90      1/2/14
                         1/2/03       400            -         25.50      1/2/13
                         1/2/02       150            -         26.00      1/2/12
                         1/2/01       150            -         23.50      1/2/11
                        1/13/00       150            -         24.00     1/13/10
                        1/12/99     1,100            -         20.63     1/12/09

Norman J. Fryman         1/2/08         -            -             -           -       165         2,830
                         1/2/07         -            -             -           -       132         2,264
                         1/3/06         -            -             -           -        99         1,698
                         1/3/05       300          200         30.50      1/3/15
                         1/2/04       400          100         33.90      1/2/14
                         1/2/03       500            -         25.50      1/2/13
                         1/2/02       300            -         26.00      1/2/12
                         1/2/01       300            -         23.50      1/2/11
                        1/13/00       300            -         24.00     1/13/10

B. Proctor Caudill, Jr.  1/2/07         -            -             -           -       132         2,264

Buckner Woodford IV      1/2/07         -            -             -           -       132         2,264
                         1/3/06         -            -             -           -        99         1,698
                         1/3/05       600          400         30.50      1/3/15
                         1/2/04       800          200         33.90      1/2/14
__________

(1) The stock options vest ratably over a five-year period and have a term of ten-years. In the event of a change of control of the Company, each outstanding option will become fully vested and immediately exercisable.
(2) The shares of restricted common stock vest ratably over a five-year period. In the event of a change in control of the Company, any restrictions will expire immediately and the employee will thereafter hold the shares of common stock without any restrictions.


Option Exercises and Stock Vested Table
The following table sets forth certain information regarding the vesting of restricted stock and the exercise of options by the Named Executive Officers during calendar year 2008.

                  _________Option Awards________  ____________Stock Awards_________

                      Number of                       Number of
                  Shares Acquired  Value Realized   Shares Acquired  Value Realized
      Name          on Exercise      on Exercise      on Vesting       on Vesting
Louis Prichard            -               -              140             $4,340
Gregory J. Dawson         -               -               66              2,046
Norman J. Fryman          -               -               66              2,046
B. Proctor Caudill, Jr.   -               -               33              1,023
Buckner Woodford IV     6,100         $52,600             66              2,046
___________

Pension Benefits Table
The table below shows the present value of accumulated benefits payable to each of the Named Executive Officers under our Retirement Plan & Trust. The values were determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and included the number of years of service credited to each such Named Executive Officer (refer to Note 13 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008).

                        Number of Years        Present Value of        Payments During
     Name            Credited Service      Accumulated Benefit(1)    Last Fiscal Year
Louis Prichard            6.00                 $ 75,349                    -

Gregory J. Dawson        22.92                   97,060                    -

Norman J. Fryman         23.17                  252,958                    -

B. Proctor Caudill, Jr.   2.00                   11,860                    -

Buckner Woodford IV      36.33                  745,786                    -
_____________

(1) The amounts in this column were calculated using a present value discount rate of 6.0%, an assumed retirement age of 65 and an assumption that benefits will be paid on a life annuity basis based upon information contained in the RP-2000 Combined Mortality Table projected to 2010. For more information regarding our Retirement Plan & Trust, please refer to our discussion under "Long-Term Incentive Compensation: Retirement Plan & Trust" found above in the section entitled "Executive Compensation - Compensation Discussion and Analysis."
Transactions with Related Persons.
Our operating subsidiary, Kentucky Bank, has had and expects in the future to have banking transactions in the ordinary course of business with our directors and executive officers and their affiliates. All loans to and deposits from such persons or their affiliates have been on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with other persons not related to the lender, and have not involved more than the normal risk of collectability or other unfavorable features.
Additional information concerning transactions with related persons is hereby incorporated by reference to Note 4 of our December 31, 2008 audited consolidated financial statements filed on Form 10-K.
Our practice has been that any transaction that would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission, with respect to a director or executive officer, must be reviewed and approved, or ratified, annually by the Board of Directors. Any such related party transactions will only be approved or ratified if the Board determines that such transaction will not impair the involved person's service to, and exercise of judgment on behalf of, the Company, or otherwise create a conflict of interest that would be detrimental to the Company. The transaction relating to Mr. McClain described below has been reviewed and approved or ratified by our Board.
The Company paid The Hopewell Company, Inc., a Kentucky corporation,
$392,324 in 2008 for insurance related services it provided to the Company. Ted McClain owns 40% of The Hopewell Company, Inc. and is also a director and officer of the company.
 Section 16(a) Beneficial Ownership Reporting Compliance.
Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely upon our review of the Forms 3, 4 and 5 filed during 2008, and written representations from certain reporting persons that no Forms 5 were required, we reasonably believe that all required reports were timely filed with the following exceptions: one Form 4 for each of Mr. Arvin, Mrs. Bragonier, Mr. Dawson, Mr. Fryman, Mr. Henry, Mr. Nyberg, Mr. Prichard and Mrs. Woodford. Each Form 4 was filed after the prescribed due date.
Report of the Audit Committee.
The Audit Committee of the Board of Directors has furnished the following report:
The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. A copy of our Audit Committee Charter is attached to the proxy statement the Company mailed to its shareholders in 2008 for its 2008 Annual Meeting of Shareholders. The Audit Committee will review and reassess the Charter annually and recommend any changes to the Board for approval.
Management is responsible for the preparation of the Company's financial statements. The Company's registered independent public accounting firm is responsible for the audit of the financial statements. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2008, the Audit Committee:
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with management and Crowe Horwath
LLP("Crowe Horwath"), the Company's independent registered public accounting firm at the time of the audit;
Discussed with Crowe Horwath the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct, scope and results of the audit; and
Received written disclosures and the letter from Crowe Horwath regarding its independence as required by the Public Company Accounting Oversight Board.
The Audit Committee discussed with Crowe Horwath such firm's independence. The Audit Committee also discussed with management and Crowe Horwath the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee discussed with the independent auditors their audit plans, audit scope and identification of audit risks.
Based on the Audit Committee's review of the audited financial statements and discussions with management and Crowe Horwath, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE
Robert G. Thompson, Chairman
Betty J. Long     Theodore Kuster     Edwin S. Saunier

Appointment of Independent Registered Public Accounting Firm.
On the recommendation of the Audit Committee, the Board engaged Crowe
Horwath as its independent registered public accounting firm for the fiscal year ending December 31, 2008. Crowe Horwath will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.


Fees of Independent Registered Public Accounting Firm.
Preapproval Policies and Procedures. The Audit Committee's policy is to approve in advance all audit fees and terms and non-audit services permitted by law to be provided by the external auditors. In accordance with that policy, the committee annually pre-approves a list of specific services and categories of services, including audit, audit-related and non-audit services described below, for the upcoming or current fiscal year, subject to specified cost levels. Other services include:
Consultation regarding financial accounting and reporting standards; Discussions related to accounting for proposed acquisitions;
Discussions regarding regulatory requirements;
Consultation concerning tax planning strategies; and Audits of benefit plans.
Since the May 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each service provided by our independent registered public accounting firm has been approved in advance by the Audit Committee. None of those services required use of the de minimis exception to preapproval contained in the SEC's rules.
Fees and Related Disclosures for Accounting Services. The aggregate fees we incurred for professional services rendered by Crowe Horwath were as follows:
Audit fees - Fees for the financial statement audit and the review of the Company's Form 10-Q's were $117,000 for 2008 and $114,000 for 2007.
Audit related fees - Aggregate fees for all assurance and related services were $19,500 for 2008 and $16,700 for 2007. These fees were incurred for audits of benefit plans.
Tax fees - Fees related to tax compliance, advice and planning were $18,000 for 2008 and $18,000 for 2007.
All other fees - Consulting fees related to acquisitions, profitability and risk management were $9,700 for 2008 and $3,500 for 2007.
All services provided by Crowe Horwath in 2008 and 2007 were approved by the Audit Committee. All fees were approved in accordance with the preapproval policy. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of the external auditors.
Proposal to Adopt the 2009 Stock Award Plan
On March 17, 2009, our Board of Directors approved the 2009 Stock Award
Plan, subject to approval by the holders of a majority of the shares of our common stock present in person or by proxy at our Annual Meeting. The 2009 Stock Award Plan is summarized below and attached as Exhibit A to this proxy statement. Because this is a summary, it does not contain all of the information that may be important to you. You are encouraged to read Exhibit A carefully before you decide how to vote.
Reasons for the Proposal
We believe that our growth depends significantly upon the efforts of our key employees, directors, consultants and advisers and that these individuals are best motivated to put forth maximum effort on our behalf if they own an equity interest in our company. In the past, we have adopted, and our shareholders have approved, various equity compensation plans. Each plan was specifically drafted to permit the Company to award only one or two types of awards to a specific group of participants. For example, we had a stock option plan specifically for directors, which is now expired. Additionally, we have a stock option plan for employees, but our ability to grant incentive stock options under this plan will expire in May of this year.
At the present time, we do not have the ability to issue any equity compensation to our directors. In May of this year, we will no longer have the ability to issue incentive stock options to our employees. In order to be able to motivate and reward our key personnel and directors with stock-based awards at an appropriate level, our Board believes that it is important that we establish a new equity-based plan at this time. Instead of adopting multiple plans, this single plan will enable us to continue to compensate our directors and employees in the same manner that we have in the past.
Equity Compensation Plan Information
The following table presents information as of December 31, 2008, regarding our equity compensation plans under which common stock may be issued to employees and non-employees as compensation. In addition to the 2009 Stock Award Plan, which is subject to approval of the stockholders at our Annual Meeting, we currently have five (5) additional equity plans with currently outstanding awards: 2005 Restricted Stock Grant Plan, the 1999 Employee Stock Option Plan, the 1993 Employee Stock Ownership Incentive Plan, the 1993 Non-Employee Directors Stock Ownership Incentive Plan and the Employee Stock Gift Program.

                                                                    Number of Securities
                                                                    Remaining Available
                                                                    for Future Issuance
                     Number of Securities                               Under Equity
                      to be Issued upon        Weighted-Average      Compensation Plans
                         Exercise of          Exercise Price of          (excluding
                      Outstanding Options,   Outstanding Options,   securities reflected
  Plan Category       Warrants and Rights    Warrants and Rights       in column (a))
Equity Compensation
Plans Approved by
Shareholders               50,169(1)               $28.57                 93,889(2)

Equity Compensation
Plans not Approved by
Shareholders              ___  _-                 ______-                    388(3)

  Total                     50,169                   $28.57                 94,277
_________________________

(1)  This includes awards granted under our 1993 Employee Stock
Ownership Incentive Plan, 1993 Non-Employee Directors Stock Ownership Incentive Plan and our 1999 Employee Stock Option Plan.
(2)  As of December 31, 2008, there were 37,325 shares remaining available for future issuance under our 2005 Restricted Stock Grant Plan. Additionally, there were 56,564 shares remaining available for future issuance under our 1999 Employee Stock Option Plan upon the exercise of options. Our ability to issue incentive stock options under our 1999 Employee Stock Option Plan expires on May 3, 2009. Our ability to issue non-qualified stock options under this plan does not have an expiration date. We have historically only issued incentive stock options to our employees because our employees receive more favorable tax treatment with incentive stock options than with non-qualified stock options. If our shareholders at our Annual Meeting approve the attached 2009 Stock Award Plan, our Board will terminate the 1999 Employee Stock Option Plan; thus removing 56,564 shares available for future issuance. We do not expect to issue any options between the date of this proxy statement and May 3, 2009.
(3)  As of December 31, 2008, there were 388 shares remaining available for future issuance under our Employee Stock Gift Program. Please refer to "Compensation Discussion and Analysis, 2008 Executive Compensation Components, Long-Term Incentive Compensation: Employee Stock Gift Program" for more information on our Employee Stock Gift Program.
Awards Granted under 2009 Stock Award Plan
As of the date of this proxy statement, neither our Board nor our Compensation Committee has granted any awards under the 2009 Stock Award Plan.
Summary of the 2009 Stock Award Plan
Administration
Awards under the 2009 Stock Award Plan will be made by our Compensation Committee, until otherwise determined by the Board. The Compensation Committee has the full power and authority to designate participants, to set the terms of awards, to make any determinations necessary or desirable for the administration of the plan, and to delegate its authority in certain cases.
Eligible Participants
The following persons are eligible to participate in the 2009 Stock
Award Plan:
any person providing services as an officer and/or director or advisory director to us or any subsidiary, whether or not employed by such entity,
officers and employees of existing or future subsidiaries
officers and employees of any entity with which we have contracted to receive executive, management or legal services and who provide services to us or a subsidiary under such arrangement
consultants and advisers who provide services to us or a subsidiary;
and
any person who has agreed in writing to become an eligible participant within 30 days following the date of grant of such person's first award.
A subsidiary is defined to include an entity in which we have a direct or indirect economic interest that is designated as a subsidiary by the Board or the Compensation Committee. The Board and the Compensation Committee may each delegate to one or more of their members, or to one or more agents, the power to grant awards and to modify or terminate awards granted to eligible persons who are not our executive officers or directors, subject to certain limitations. We anticipate that the Compensation Committee's determinations as to which eligible individuals will be granted awards and the terms of the awards will be based on each individual's present and potential contributions to our success. The number of employees eligible to receive awards under the 2009 Stock Award Plan is approximately 185 persons, consisting of 62 officers and 123 employees of our Company and our subsidiary, Kentucky Bank. The number of non-employee directors eligible to receive awards under the 2009 Stock Award Plan is 9.
Number of Shares
The maximum number of shares of our common stock with respect to which we will be permitted to grant awards under the 2009 Stock Award Plan is 150,000, or 5.5% of our outstanding common stock as of the record date. Awards that may be paid only in cash will not be counted against this share limit. Moreover, no individual may receive in any year awards under this plan, whether payable in cash or shares that relate to more than 5,000 shares of our common stock.
Shares subject to awards that are forfeited or canceled will again be available for awards, as will shares issued as restricted stock or other stock-based awards that are forfeited or reacquired by us by their terms. In addition, to the extent that shares are delivered to pay the exercise price of options under the 2009 Stock Award Plan, the number of shares delivered will again be available for grant of awards under this plan, other than the grant of incentive stock options under Section 422 of the Internal Revenue Code. Under no circumstances may the number of shares issued pursuant to incentive stock options exceed 100,000 shares. The shares to be delivered under this plan will be made available from our authorized but unissued shares of common stock, shares held by a subsidiary or us or from shares acquired by the company of a subsidiary on the open market or otherwise. Subject to the terms of this plan, shares of our common stock issuable under this plan may also be used as the form of payment of compensation under other plans or arrangements that we offer or that we assume in a business combination.
Types of Awards
Stock options, stock appreciation rights, restricted stock and other stock-based awards may be granted under the 2009 Stock Award Plan in the discretion of the Board and the Compensation Committee. Options granted under this plan may be either nonqualified or incentive stock options. Only our employees or employees of our subsidiaries will be eligible to receive incentive stock options. Stock appreciation rights may be granted in conjunction with or unrelated to other awards and, if in conjunction with an outstanding option or other award, may be granted at the time of the award or thereafter, at the exercise price of the other award. The Board or the Compensation Committee has discretion to fix the exercise or grant price of stock options, however, the exercise price of incentive stock options will not be less than 110% of the fair market value of the underlying common stock at the time of grant if, on the date of the grant, the eligible individual to whom such grant is to be made owns securities possessing more than 10% of the total combined voting power of all classes of stock of the company or any of its subsidiaries. The Board and the Compensation Committee have broad discretion as to the terms and conditions upon which options and stock appreciation rights are exercisable, but under no circumstances will an option or a stock appreciation right have a term exceeding 10 years.
The option exercise price may be paid:
in cash or cash equivalent;
in shares of our common stock that, unless otherwise determined by the
Board or the Compensation Committee, have been held by the optionee for six months; or
in any other manner authorized by the Compensation Committee.
Upon the exercise of a stock appreciation right with respect to our common stock, a participant will be entitled to receive, for each share subject to the right, the excess of the fair market value of the share on the date of exercise over the exercise price. The Board or the Compensation Committee has the authority to determine whether the value of a stock appreciation right is paid in cash or our common stock or a combination of the two.
The Board or the Compensation Committee may grant restricted shares of our common stock to a participant that are subject to restrictions regarding the sale, pledge or other transfer by the participant for a specified period. All shares of restricted stock will be subject to the restrictions that the Board or the Compensation Committee may designate in an agreement with the participant, including, among other things, that the shares are required to be forfeited or resold to us in the event of termination of employment under certain circumstances or in the event specified performance goals or targets are not met. A restricted period of at least three years is generally required, with incremental vesting permitted during the three-year period, except that if the vesting or grant of shares of restricted stock is subject to the attainment of performance goals, the restricted period may be one year or more with incremental vesting permitted. Subject to the restrictions provided in the participant's agreement, a participant receiving restricted stock will have all of the rights of a shareholder as to the restricted stock, including dividend and voting rights.
The Board or the Compensation Committee may also grant participants awards of our common stock and other awards, including restricted stock units that are denominated in, payable in valued in whole or in part by reference to, or are otherwise based on the value of, our common stock ("Other Stock-Based Awards"). The Board or the Compensation Committee has discretion to determine the participants to whom Other Stock-Based Awards are to be made, the times at which such awards are to be made, the size of the awards, the form of payment, and all other conditions of the awards, including any restrictions, deferral periods or performance requirements. The terms of the Other Stock-Based Awards will be subject to the rules and regulations that the Board or the Compensation Committee determines. Any award under the 2009 Stock Award Plan may provide that the participant has the right to receive currently or on a deferred basis dividends or dividend equivalents, all as
the Board or the Compensation Committee determines.   Other Stock-Based
Awards will comply with the timing and distribution requirements of Section 409A of the Internal Revenue Code.
Performance-Based Compensation under Section 162(m)
Stock options and stock appreciation rights, if granted in accordance with the terms of the 2009 Stock Incentive Plan, are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. For grants of restricted stock and other stock-based awards that are intended to qualify as performance-based compensation under Section 162(m), the Board or the Compensation Committee will establish specific performance goals within the time parameters of Section 162(m). The Board or the Compensation Committee will also establish a schedule, setting forth the portion of the award that will be earned or forfeited based on the degree of achievement of the performance goals by our company or a subsidiary at the end of the performance period.
If there is a change of control of our company or if a participant retires, dies or becomes disabled during the performance period, the Board or the Compensation Committee may provide that all or a portion of the restricted stock and Other Stock-Based Awards will automatically vest. If an award of restricted stock or an Other Stock-Based Award is intended to qualify as performance-based compensation under Section 162(m), the Board or the Compensation Committee must certify in writing that the performance goals and all applicable conditions have been met prior to payment.
Adjustments
If the Board or Compensation Committee determines that any stock dividend or other distribution (whether in the form of cash, securities or other property), recapitalization, reorganization, stock split, reverse stock split, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights to purchase shares or other securities of our company, or other similar corporate events affects our common stock in such a way that an adjustment is appropriate to prevent dilution or enlargement of the benefits intended to be granted and available for grant under the 2009 Stock Award Plan, then the Board or the Compensation Committee has discretion to:
make equitable adjustments to
a. the number and kind of shares (or other securities or property) that may be the subject of future awards under this plan,
b. the number and kind of shares (or other securities or property) subject to outstanding awards, and
c. the grant or exercise prices of outstanding awards, and if appropriate, provide for the payment of cash to a participant.
The Board of the Compensation Committee may also adjust awards to reflect unusual or nonrecurring events that affect our financial statements or us or to reflect changes in applicable laws or accounting principles. Amendment or Termination
The 2009 Stock Award Plan may be amended or terminated at any time by the Board, except that no amendment may materially impair an award previously granted without the consent of the recipient and no amendment may be made without shareholder approval if the amendment would:
materially increase the benefits accruing to participants under this plan, increase the number of shares of our common stock that may be issued under this plan, materially expand the classes of persons eligible to participate in this plan, or permit a reduction in the exercise price of options.
Liability and Indemnification
No member of the Board or the Compensation Committee is personally liable in connection with the 2009 Stock Award Plan unless the circumstances involve bad faith, gross negligence or willful misconduct by such person.
The Company will indemnify such persons from any claim, action, suit or proceeding in connection with the 2009 Stock Award Plan so long as the Company is given the first opportunity to handle and defend such claim, action, suit or proceeding. Participants in the 2009 Stock Award Plan will each agree to hold harmless the Company and its subsidiaries (and their respective directors, officers and employees) from any liability in connection with receipt, payment and/or exercise of an award under the 2009 Stock Award Plan.
Vote Required for Approval of the 2009 Stock Award Plan
Approval of the 2009 Stock Award Plan requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting. For the purposes of approving this proposal, abstentions and broker non-votes will be excluded from the tabulation of votes cast, and therefore will not affect the outcome of the vote (except to the extent such abstentions and broker non-votes result in a failure to obtain total votes cast on the proposal representing more than 50% of all shares of our common stock entitled to vote on the proposal).


Exhibit A
Kentucky Bancshares, Inc.
2009 Stock Award Plan
Section 1.  Purpose
The purpose of the Kentucky Bancshares, Inc. 2009 Stock Award Plan (the "Plan") is to motivate and reward key employees, directors, advisory directors, consultants and advisers by giving them a proprietary interest in the Company's success.
Section 2.  Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
"Award" shall mean any Option, Stock Appreciation Right, Restricted
Stock or Other Stock-Based Award.
"Award Agreement" shall mean any written or electronic notice of grant, agreement, contract or other instrument or document evidencing any Award, which may, but need not, be required to be executed, acknowledged or accepted by a Participant.
"Board" shall mean the Board of Directors of the Company.
"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.
"Committee" shall mean, until otherwise determined by the Board, the Compensation Committee of the Board.
"Common Stock" shall mean shares of common stock, no par value per share, of the Company.
"Company" shall mean Kentucky Bancshares, Inc.
"Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Board or Committee, to receive the benefits due the Participant under the Plan in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.
"Eligible Individual" shall mean (i) any person providing services as an officer and/or director or advisory director of the Company or a Subsidiary, whether or not employed by such entity, ii) any employee of the Company or a Subsidiary, including any director who is also an employee of the Company or a Subsidiary, (iii) any officer or employee of an entity with which the Company has contracted to receive executive, management or legal services who provides services to the Company or a Subsidiary through such arrangement, (iv) any consultant or adviser to the Company, a Subsidiary or to an entity described in clause (iii) hereof who provides services to the Company or a Subsidiary through such arrangement and (v) any person who has agreed in writing to become a person described in clauses (i), (ii), (iii) or
(iv) within not more than 30 days following the date of grant of such person's first Award under the Plan.
"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.
"Incentive Stock Option" shall mean an option granted under Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
"Nonqualified Stock Option" shall mean an option granted under Section
6 of the Plan that is not intended to be an Incentive Stock Option.
"Option" shall mean an Incentive Stock Option or a Nonqualified Stock
Option.
"Other Stock-Based Award" shall mean any right or award granted under
Section 9 of the Plan.
"Participant" shall mean any Eligible Individual granted an Award under the Plan.
"Person" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity. "Restricted Stock" shall mean any restricted stock granted under
Section 8 of the Plan.
"Section 162(m)" shall mean Section 162(m) of the Code and all regulations promulgated thereunder as in effect from time to time.
"Shares" shall mean the shares of Common Stock and such other securities of the Company or a Subsidiary as the Board or Committee may from time to time designate.
"Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan.
"Subsidiary" shall mean (i) any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity and (ii) any other entity in which the Company has a direct or indirect economic interest that is designated as a Subsidiary by the Board or the Committee.
Section 3.  Administration and Delegation
(a) Administration. The Board or Committee shall administer the Plan. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Board or Committee by the Plan, the Board and the Committee shall each have full power and authority to:
1.  designate Participants;
2.  determine the type or types of Awards to be granted to an Eligible
Individual;
3. determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards;
4.  determine the terms and conditions of any Award;
5. determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, whole Shares, other whole securities, other Awards, other property or other cash amounts payable by the Company upon the exercise of that or other Awards, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended;
6. determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable by the Company with respect to an Award shall be deferred either automatically or at the election of the holder thereof, the Board or the Committee;
7. interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
8. establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
9. make any other determination and take any other action that the Board or Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee. Such designations, determinations, interpretations and other decisions may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any stockholder of the Company and any Eligible Individual.
(b) Delegation. Subject to the terms of the Plan and applicable law, the Board and the Committee may each delegate to one or more or their members, or to one or more agents, such administrative duties as they may deem advisable. The Board or the Committee, or any person to whom either has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility of the Board, the Committee, or such person may have under the Plan. The Board and the Committee may each employ such legal or other counsel, consultants and agents as they may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Board and by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefitted from the Plan, as determined by the Board or the Committee.
(c) Board Action. A majority of the whole Board shall constitute a quorum, and the acts of a majority of the members of the Board present at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Board, shall be the acts of the Board for purposes of any action the Board takes permitted by this Plan.
Section 4.  Eligibility
Any Eligible Individual shall be eligible to be granted an Award.
Section 5.  Shares Available; Adjustment
(a)  Shares Available for Awards. Subject to adjustment as provided in
Section 5(b):
1.  Calculation of Number of Shares Available.
(i) Subject to the other provisions of this Section 5(a), the number of Shares with respect to which Awards payable in Shares may be granted under the Plan shall be 150,000 Awards that by their terms may be settled only in cash shall not be counted against the maximum number of Shares provided herein.
(ii) The number of Shares that may be issued pursuant to Incentive Stock Options may not exceed 100,000 Shares.
(iii) To the extent any Shares covered by an Award are not issued because the Award is forfeited or canceled or the Award is settled in cash, such Shares shall again be available for grant pursuant to new Awards under the Plan.
(iv)  In the event that Shares are issued as Restricted
Stock or Other Stock-Based Awards under the Plan and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such Shares shall again be available for grant pursuant to new Awards under the Plan.
(v) If the exercise price of any Option is satisfied by tendering Shares to the Company, only the number of Shares issued net of the Shares tendered shall be deemed issued for purposes of determining the maximum number of Shares available for issuance under Section 5(a)(i)(A). However, all of the Shares issued upon exercise shall be deemed issued for purposes of determining the maximum number of Shares that may be issued pursuant to Incentive Stock Options.
2. Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist of authorized and unissued Shares, Shares held by the Company or a Subsidiary and Shares acquired in the open market or otherwise obtained by the Company or a Subsidiary. The issuance of Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
3. Individual Limit. Any provision of the Plan to the contrary notwithstanding, no individual may receive in any year Awards under the Plan, whether payable in cash or Shares, that relate to more than 5000 Shares.
4. Use of Shares. Subject to the terms of the Plan and the overall limitation on the number of Shares that may be delivered under the Plan, the Board and the Committee may each use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary and the plans or arrangements of the Company or a Subsidiary assumed in business combinations.
(b) Adjustments. In the event that the Board or Committee determines that any dividend or other distribution (whether in the form of cash, Shares, Subsidiary securities, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board or Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award and, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award and, if deemed appropriate, adjust outstanding Awards to provide the rights contemplated by Section 10(b) hereof; provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code or any successor provision thereto and, with respect to all Awards under the Plan, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the requirements for full deductibility under Section 162(m); and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
Section 6.  Stock Options
(a) Stock Options. Subject to the provisions of the Plan, the Board and the Committee shall each have the authority to determine the Eligible Individuals to whom Options shall be granted, the number of Shares to be covered by each Option, the option price thereof, the conditions and limitations applicable to the exercise of the Option and the other terms thereof. The Board and the Committee shall each have the authority to grant Incentive Stock Options, Nonqualified Stock Options or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be required by Section 422 of the Code, as from time to time amended, and any implementing regulations; provided, however, that if, on the date of the grant of Incentive Stock Options, the Eligible Individual to whom such grant is to be made (together with persons whose stock ownership is attributed to such individual pursuant to Code Section 424(d)) owns securities possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price will not be less than 110% of the fair market value of the Shares to which the Inventive Stock Option relates determined as of the date of the grant, and such Incentive Stock Options are not exercisable after the date five years from the date of the grant. Notwithstanding the foregoing, no Eligible Individual may be granted Incentive Stock Options which would result in Shares with an aggregate fair market value (measured on the date of the grant) of more than $100,000 first becoming exercisable in any one calendar year.
(b) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board or Committee may specify in the applicable Award Agreement or thereafter, provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of 10 years after the date of such grant. The Board or the Committee may each impose such conditions with respect to the exercise of Options, including without limitation, any condition relating to the application of Federal or state securities laws, as it may deem necessary or advisable. An Option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of Shares to be purchased. The exercise notice shall be accompanied by the full purchase price for the Shares.
(c) Payment. The Option price shall be payable in United States dollars and may be paid by (i) cash or cash equivalent; (ii) delivery of shares of Common Stock, which shares shall be valued for this purpose at the fair market value (valued in accordance with procedures established by the Board or the Committee) as of the effective date of such exercise and, unless otherwise determined by the Board or the Committee, shall have been held by the optionee for at least six months; or (iii) in such other manner as may be authorized from time to time by the Board or the Committee. Prior to the issuance of Shares upon the exercise of an Option, a Participant shall have no rights as a shareholder.
Section 7.  Stock Appreciation Rights
(a) Stock Appreciation Rights. Subject to the provisions of the Plan, the Board and the Committee shall each have authority to determine the Eligible Individuals to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Award of Stock Appreciation Rights, the grant price thereof, the conditions and limitations applicable to the exercise of the Stock Appreciation Right and the other terms thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to any other Award. Stock Appreciation Rights granted in tandem with or in addition to an Option or other Award may be granted either at the same time as the Option or other Award or at a later time. Stock Appreciation Rights shall not be exercisable after the expiration of 10 years after the date of grant.
(b) A Stock Appreciation Right shall entitle the holder thereof to receive upon exercise, for each Share to which the Stock Appreciation Right relates, an amount equal to the excess, if any, of the fair market value of a Share on the date of exercise of the Stock Appreciation Right over the grant price. Any Stock Appreciation Right shall be settled in cash, unless the Board or the Committee shall determine at the time of grant of a Stock Appreciation Right that it shall or may be settled in cash, Shares or a combination of cash and Shares.
Section 8.  Restricted Stock
(a) Grant of Restricted Stock. Subject to the provisions of the Plan, the Board and the Committee shall each have authority to determine the Eligible Individuals to whom Restricted Stock shall be granted, the number of Shares to be covered by each Award of Restricted Stock and the terms, conditions, and limitations applicable thereto. The Board and the Committee shall also each have authority to grant restricted stock units. Restricted stock units shall be subject to the requirements applicable to Other Stock-Based Awards under Section 9. An Award of Restricted Stock may be subject to the attainment of specified performance goals or targets, restrictions on transfer, forfeitability provisions and such other terms and conditions as the Board or Committee may determine, subject to the provisions of the Plan. An award of Restricted Stock may be made in lieu of the payment of cash compensation otherwise due to an Eligible Individual. To the extent that Restricted Stock is intended to qualify as "performance-based compensation" under Section 162(m), it must meet the additional requirements imposed thereby.
(b)     The Restricted Period. At the time that an Award of Restricted
Stock is made, the Board or Committee shall establish a period of time during which the transfer of the Shares of Restricted Stock shall be restricted (the "Restricted Period"). Each Award of Restricted Stock may have a different Restricted Period. A Restricted Period of at least three years is required with incremental vesting of the Award over the three-year period permitted. However, if the grant or vesting of the Shares is subject to the attainment of specified performance goals, a Restricted Period of at least one year with incremental vesting is permitted. The expiration of the Restricted Period shall also occur as provided in the Award Agreement in accordance with
Section 11(a) hereof.
(c) Escrow. The Participant receiving Restricted Stock shall enter into an Award Agreement with the Company setting forth the conditions of the grant. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and deposited with the Company, together with a stock power endorsed in blank by the Participant. Each such certificate shall bear a legend in substantially the following form:
The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Kentucky Bancshares, Inc. Stock Award Plan (the "Plan") and a notice of grant issued thereunder to the registered owner by Kentucky Bancshares, Inc. Copies of the Plan and the notice of grant are on file at the principal office of Kentucky Bancshares, Inc.
(d) Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the Shares of Restricted Stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Board or the Committee may, in its discretion, prescribe in the Award Agreement.
(e) Forfeiture. In the event of the forfeiture of any Shares of Restricted Stock under the terms provided in the Award Agreement (including any additional Shares of Restricted Stock that may result from the reinvestment of cash and stock dividends, if so provided in the Award Agreement), such forfeited shares shall be surrendered and the certificates canceled. The Participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional Shares received pursuant to Section 5(b) or Section 10(b) due to a recapitalization, merger or other change in capitalization.
(f) Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board or the Committee or at such earlier time as provided in the Award Agreement or an amendment thereto, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends, except any that may be imposed by law, to the Participant or the Participant's estate, as the case may be.
(g) Rights as a Shareholder. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Award Agreement, each Participant receiving Restricted Stock shall have all the rights of a shareholder with respect to Shares of stock during any period in which such Shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such Shares.
(h)     Performance-Based Restricted Stock under Section 162(m). The
Board or the Committee shall determine at the time of grant if a grant of Restricted Stock is intended to qualify as "performance-based compensation" as that term is used in Section 162(m). Any such grant shall be conditioned on the achievement of one or more performance measures. The performance measures pursuant to which the Other Stock-Based Award shall vest shall be any or a combination of the following: return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, an economic value added measure, earnings before interest and taxes, sales growth, gross margin return on investment, share price (including, but not limited to, growth measures and total shareholder return), net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets, reduction of expenses, containment of expenses within budget, reserve recognition, addition to reserves, of the Company or a Subsidiary. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Board or the Committee, relative to internal goals or relative to levels attained in prior years. For grants of Restricted Stock intended to qualify as "performance-based compensation," the grants of Restricted Stock and the establishment of performance measures shall be made during the period required under Section 162(m).
Section 9.  Other Awards
(a) Other Stock-Based Awards. The Board and the Committee each is hereby authorized to grant to Eligible Individuals an "Other Stock-Based Award", which shall consist of an Award that is not an instrument or Award specified in Sections 6 through 8 of this Plan, the value of which is based in whole or in part on the value of Shares, including a restricted stock unit. Other Stock-Based Awards may be awards of Shares or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible or exchangeable into or exercisable for Shares), as deemed by the Board or the Committee consistent with the purposes of the Plan. The Board or the Committee shall determine the terms and conditions of any such Other Stock-Based Award and may provide that such awards would be payable in whole or in part in cash. To the extent that an Other Stock-Based Award is intended to qualify as "performance-based compensation" under Section 162(m), it must be made subject to the attainment of one or more of the performance goals specified in Section 9(b) hereof and meet the additional requirements imposed by Section 162(m). Other Stock-Based Awards will comply with the timing and distribution requirements of Section 409A of the Code.
(b)     Performance-Based Other Stock-Based Awards under Section
162(m). The Board or the Committee shall determine at the time of grant if the grant of an Other Stock-Based Award is intended to qualify as "performance-based compensation" as that term is used in Section 162(m). Any such grant shall be conditioned on the achievement of one or more performance measures. The performance measures pursuant to which the Other Stock-Based Award shall vest shall be any or a combination of the following: return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, an economic value added measure, earnings before interest and taxes, sales growth, gross margin return on investment, share price (including, but not limited to, growth measures and total shareholder return), net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets, reduction of expenses, containment of expenses within budget, reserve recognition, addition to reserves, of the Company or a Subsidiary. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Board or the Committee, relative to internal goals or relative to levels attained in prior years. For grants of Other Stock-Based Awards intended to qualify as "performance-based compensation," the grants of Other Stock-Based Awards and the establishment of performance measures shall be made during the period required under
Section 162(m).
(c) Equivalents. In the discretion of the Board or the Committee, an Award, whether made as an Other Stock-Based Award under this Section 9 or as an Award granted pursuant to Sections 6 through 8 hereof, may provide the holder thereof with dividends or dividend equivalents, payable in cash, Shares, Subsidiary securities, other securities or other property on a current or deferred basis. If paid on a deferred basis, then the timing and distribution requirements of an Award or Other Stock-Based Award will apply with Section 409A of the Code.
Section 10. Amendment or Discontinuance of Plan; Adjustment of Awards; Cancellation of Awards
(a) Amendment or Discontinuance of the Plan. The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment may
(1) without the approval of the stockholders, (i) increase, subject to adjustments permitted herein, the maximum number of shares of Common Stock that may be issued through the Plan, (ii) materially increase the benefits accruing to Participants under the Plan, (iii) materially expand the classes of persons eligible to participate in the Plan, or (iv) amend
Section 10(c) to permit a reduction in the exercise price of Options; or
(2) materially impair, without the consent of the recipient, an Award previously granted.
(b) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board and the Committee is each hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 5(b) hereof) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Board or the Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
(c) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Board or the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to such canceled Award. Notwithstanding the foregoing, except for adjustments permitted under Sections 5(b) and 10(b) no action by the Board or the Committee shall cause a reduction in the exercise price of Options granted under the Plan without the approval of the stockholders of the Company. The determinations of value under this subparagraph shall be made by the Board or the Committee.
Section 11.  Provisions Applicable to All Awards
(a) Award Agreements. Each Award hereunder shall be evidenced by an agreement or notice delivered to the Participant (by paper copy or electronically) that shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment or cessation of consulting or advisory services of the Participant and the effect thereon, if any, of a change in control of the Company.
(b)     Withholding.
(1) A Participant shall be required to pay to the Company, and the Company shall have the right to deduct from all amounts paid to a Participant (whether under the Plan or otherwise), any taxes required by law to be paid or withheld in respect of Awards hereunder to such Participant. The Board or the Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.
(2) At any time that a Participant is required to pay to the Company an amount required to be withheld under the applicable tax laws in connection with the issuance of Shares under the Plan, the Participant may, if permitted by the Board or the Committee, satisfy this obligation in whole or in part by delivering currently owned Shares or by electing (the "Election") to have the Company withhold from the issuance Shares, which Shares shall have a value equal to the minimum amount required to be withheld. The value of the Shares delivered or withheld shall be based on the fair market value of the Shares on the date as of which the amount of tax to be withheld shall be determined in accordance with applicable tax laws (the "Tax Date").
(3) Each Election to have Shares withheld must be made prior to the Tax Date. If a Participant wishes to deliver Shares in payment of taxes, the Participant must so notify the Company prior to the Tax Date. Transferability. No Awards granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a Participant except: (i) by will; (ii) by the laws of descent and distribution; (iii) pursuant to a domestic relations order, as defined in the Code, if permitted by the Board or the Committee and so provided in the Award Agreement or an amendment thereto; or
(iv) if permitted by the Board or Committee and so provided in the Award Agreement or an amendment thereto. Options granted in tandem therewith may be transferred or assigned (w) to Immediate Family Members, (x) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the partners, (y) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the members, or (z) to a trust for the benefit of Immediate Family Members; provided, however, that no more than a de minimus beneficial interest in a partnership, limited liability company or trust described in (x), (y) or (z) above may be owned by a person who is not an Immediate Family Member or by an entity that is not beneficially owned solely by Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the Participant and their spouses. To the extent that an Incentive Stock Option is permitted to be transferred during the lifetime of the Participant, it shall be treated thereafter as a Nonqualified Stock Option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Awards, or levy of attachment or similar process upon Awards not specifically permitted herein, shall be null and void and without effect. The designation of a Designated Beneficiary shall not be a violation of this
Section 11(c).
(c) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Board or Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(d) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board or Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.
(e) Deferral Permitted. Payment of cash or distribution of any Shares to which a Participant is entitled under any Award shall be made as provided in the Award Agreement. Payment may be deferred at the option of the Participant if provided in the Award Agreement and such deferral complies with the timing and distribution requirements of Section 409A of the Code.
Section 12.  Miscellaneous
(a) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, stock appreciation rights and other types of Awards provided for hereunder (subject to stockholder approval of any such arrangement if approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.
(b) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of or as a consultant or adviser to the Company or any Subsidiary or in the employ of or as a consultant or adviser to any other entity providing services to the Company. The Company or any Subsidiary or any such entity may at any time dismiss a Participant from employment, or terminate any arrangement pursuant to which the Participant provides services to the Company or a Subsidiary, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. No Eligible Individual or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Eligible Individuals, Participants or holders or beneficiaries of Awards.
(c) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the Commonwealth of Kentucky.
(d) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(e) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(f) Compliance with Law. The Company intends that Awards granted under the Plan, or any deferrals thereof, will comply with the requirements of Section 409A of the Code and all regulations and guidance promulgated thereunder, to the extent applicable.
(g) Headings. Headings are given to the subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 13.  Term of the Plan
Subject to Section 10(a), no Awards may be granted under the Plan later than ten years after the date the Plan was adopted by the Board; provided, however, that Awards granted prior to such date shall remain in effect until such Awards have either been satisfied, expired or canceled under the terms of the Plan or the individual Award Agreement, and any restrictions imposed on Shares in connection with their issuance under the Plan have lapsed.
Section 14.  Liability and Indemnification
(a) No Liability. No member of the Board or the Committee or any officer or employee of the Company or its subsidiaries shall be personally liable for any act or failure to act, decision or determination made in good faith in connection with the Plan hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct. By participating in the Plan, each Participant agrees to release and hold harmless the Company and its subsidiaries (and their respective directors, officers and employees), the Board and the Committee from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Participant in connection with his or her receipt of an Award and the payment and exercise thereof.
(b) Indemnification. Each person who is or has been a member of the Board or Committee will be indemnified and held harmless by the Company against and from: (a) any loss, cost, liability or expense (including, but not limited to, attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement; and (b) any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she must give the Company an opportunity, at the Company's expense, to handle and defend such claim, action, suit or proceeding before he or she undertakes to handle and defend the same on his or her own behalf. The foregoing right of indemnification is not exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.
Section 15.  Effective Date of the Plan
The Plan shall become effective on May 13, 2009, the date of its adoption by the Company's shareholders.


THIS PROXY FORM IS SOLICITED BY THE BOARD OF DIRECTORS
Kentucky Bancshares, Inc.
Paris, Kentucky
Appointment of Proxies; Items to be Voted Upon. The undersigned hereby appoints Buckner Woodford IV and Gregory J. Dawson, or either one of them (with full power to act alone), my proxy, each with the power to appoint his substitute, to represent me to vote all of the Corporation's Common Shares which I held of record or am otherwise entitled to vote at the close of business on March 20, 2009, at the 2009 Annual Meeting of Shareholders to be held on May 13, 2009 and at any adjournments thereof, with all powers the undersigned would possess if personally present, as follows:
1.    ELECTION OF DIRECTORS
      Nominees for director of Kentucky Bancshares, Inc.
Betty J. Long     Edwin S. Saunier                  FOR       WITHHOLD
Ted McClain       Buckner Woodford IV               [  ]         [  ]
FOR, except withhold vote from the following nominee(s) _______________
_______________________________________________________________________

2.    STOCK AWARD PLAN
Approval of the proposed Stock Award Plan
  FOR                 AGAINST               ABSTAIN
  [  ]                 [  ]                   [  ]
3. OTHER BUSINESS. In their discretion, the Proxies are authorized to act upon such other matters as may properly be brought before the Annual
Meeting or any adjournment thereof.
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2 ABOVE.
How Your Proxy Will Be Voted. If this proxy is properly executed, then the Proxies will vote: (1) as you specify above or (2) if you do not specify your vote above, then
- FOR all the Nominees referred to in Item 1.  Additionally, the
Proxies will have discretionary authority to cumulate votes selectively among the nominees as to whom authority to vote has not been withheld and to vote for a substitute nominee if any nominee becomes unavailable for election for any reason.
- FOR the approval of the Stock Award Plan, and
- As the Proxies decide on any other matter that comes before the meeting.
Directions to Shareholder Meeting. Our shareholder meeting will be held at Kentucky Bank's main office located at 339 Main Street, Paris, Kentucky. If you need directions, please contact our Secretary at Kentucky Bancshares, Inc., 339 Main Street, Paris, Kentucky 40361, Attention: Gregory J. Dawson
or call our office at (859) 988-1303.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 13, 2009. The proxy statement, this form of proxy and our 2008 Annual Report to Shareholders, including financial statements, are available at www.cfpproxy.com/5407.
Acknowledgement. By signing this card the undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held May 13, 2009, the accompanying proxy statement, and our 2008 Annual Report to Shareholders, including financial statements.
PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.
This proxy is solicited by the Board of Directors and will be voted as stated herein.
Kentucky Bancshares, Inc.
Proxy
I hereby vote my shares as indicated on the reverse side.
Please sign your name exactly as it appears on your stock certificate(s). Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
Date ____________	______, 2009  _______________________________
                                       Signature
                               _______________________________
                                 Signature, if held jointly






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